UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

BLUE OWL CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue,
37th Floor
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OBDC	The New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

Owl Rock CLO II Amendment

On July 18, 2023, Owl Rock CLO II, LLC, a subsidiary of Blue Owl Capital Corporation (f/k/a Owl Rock Capital Corporation), entered into a second supplemental indenture (the “CLO II Second Supplemental Indenture”) to that indenture and security agreement dated as of December 12, 2019 (as supplemented by the first supplemental indenture dated as of April 9, 2021 and as supplemented by the CLO II Second Supplemental Indenture, the “CLO II Indenture”) by and among Owl Rock CLO II, Ltd., as issuer, Owl Rock CLO II, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee. The CLO II Second Supplemental Indenture made certain benchmark conforming changes to facilitate the transition of the reference rate applicable to the securities issued under the CLO II Indenture from LIBOR to term SOFR plus a spread adjustment.

The foregoing description is only a summary of the CLO II Second Supplemental Indenture and is qualified in its entirety by the CLO II Second Supplemental Indenture, which is filed as Exhibit 10.1 hereto.

Owl Rock CLO III Amendment

On July 18, 2023, Owl Rock CLO III, LLC, a subsidiary of Blue Owl Capital Corporation, entered into a supplemental indenture (the “CLO III Supplemental Indenture”) to that indenture and security agreement dated as of March 26, 2020 (as supplemented by the CLO III Supplemental Indenture, the “CLO III Indenture”) by and among Owl Rock CLO III, Ltd., as issuer, Owl Rock CLO III, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee. The CLO III Supplemental Indenture made certain benchmark conforming changes to facilitate the transition of the reference rate applicable to the securities issued under the CLO III Indenture from LIBOR to term SOFR plus a spread adjustment.

The foregoing description is only a summary of the CLO III Supplemental Indenture and is qualified in its entirety by the CLO III Supplemental Indenture, which is filed as Exhibit 10.2 hereto.

Owl Rock CLO IV Amendment

On July 18, 2023, Owl Rock CLO IV, LLC, a subsidiary of Blue Owl Capital Corporation, entered into a second supplemental indenture (the “CLO IV Second Supplemental Indenture”) to that indenture and security agreement dated as of May 28, 2020 (as supplemented by the first supplemental indenture dated as of July 9, 2021 and as supplemented by the CLO IV Second Supplemental Indenture, the “CLO IV Indenture”) by and among Owl Rock CLO IV, Ltd., as issuer, Owl Rock CLO IV, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee. The CLO IV Second Supplemental Indenture made certain benchmark conforming changes to facilitate the transition of the reference rate applicable to the securities issued under the CLO IV Indenture from LIBOR to term SOFR plus a spread adjustment.

The foregoing description is only a summary of the CLO IV Second Supplemental Indenture and is qualified in its entirety by the CLO IV Second Supplemental Indenture, which is filed as Exhibit 10.3 hereto.

Owl Rock CLO VI Amendment

On July 18, 2023, Owl Rock CLO VI, LLC, a subsidiary of Blue Owl Capital Corporation, entered into a supplemental indenture (the “CLO VI Supplemental Indenture”) to that indenture and security agreement dated as of May 5, 2021 (as supplemented by the CLO VI Supplemental Indenture, the “CLO VI Indenture”) by and among Owl Rock CLO VI, Ltd., as issuer, Owl Rock CLO VI, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee. The CLO VI Supplemental Indenture made certain benchmark conforming changes to facilitate the transition of the reference rate applicable to the securities issued under the CLO VI Indenture from LIBOR to term SOFR plus a spread adjustment.

The foregoing description is only a summary of the CLO VI Supplemental Indenture and is qualified in its entirety by the CLO VI Supplemental Indenture, which is filed as Exhibit 10.4 hereto.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Second Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO II, Ltd., as Issuer, Owl Rock CLO II, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee.

10.2	Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO III, Ltd., as Issuer, Owl Rock CLO III, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee.

10.3	Second Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO IV, Ltd., as Issuer, Owl Rock CLO IV, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee.

10.4	Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO VI, Ltd., as Issuer, Owl Rock CLO VI, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Capital Corporation

July 19, 2023	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer